Ultra Series Fund
Supplement dated May 25, 2016

This Supplement amends the Prospectus dated May 1, 2016, as amended May 20, 2016, and the Statement of Additional Information dated May 1, 2016 of the Ultra Series Fund for the Ultra Series Madison Target Retirement 2020 Fund, Ultra Series Madison Target Retirement 2030 Fund, Ultra Series Madison Target Retirement 2040 Fund, and Ultra Series Madison Target Retirement 2050 Funds (collectively, the “USF Target Retirement Funds”) dated May 1, 2016, as amended May 20, 2016.

Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund and Madison Target Retirement 2050 Fund
Each USF Target Retirement Fund invests substantially all of its assets in the corresponding Madison Target Retirement Fund (defined below), series of the Madison Funds (the “Madison Funds Trust”). On May 6, 2016, the Board of Trustees of Madison Funds Trust (the “Madison Funds Trustees”) approved an Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund and Madison Target Retirement 2050 Fund (collectively, the “Madison Target Retirement Funds”), series of the Madison Funds Trust, are proposed to be reorganized into the Goldman Sachs Target Date 2020 Portfolio, the Goldman Sachs Target Date 2030 Portfolio, the Goldman Sachs Target Date 2040 Portfolio and the Goldman Sachs Target Date 2050 Portfolio, respectively, each a newly formed “shell” series of the Goldman Sachs Trust II (the “GS Trust II”) (such series being referred to herein collectively as the “GS Target Date Portfolios”). If the reorganizations are approved as proposed, shareholders of each Madison Target Retirement Fund, which include each USF Target Retirement Fund, will become shareholders of the corresponding GS Target Date Portfolio. The Madison Funds Trustees determined that the reorganizations are in the best interests of the shareholders of each Madison Target Retirement Fund. The reorganizations are subject to the approval of the shareholders of each Madison Target Retirement Fund, including each USF Target Retirement Fund, and satisfaction of certain other conditions. A special joint meeting of the Madison Target Retirement Funds shareholders (“Special Meeting”) is scheduled to be held on or about August 4, 2016 to consider the approval of the Plan. A special meeting of each USF Target Retirement Fund (“USF Special Meeting”) is scheduled to be held on or about August 4, 2016 for each USF Target Retirement Fund to give its voting instructions to the corresponding Madison Target Retirement Fund on approval of the Plan. The USF Target Retirement Funds will echo vote the votes cast by the shareholders of the USF Target Retirement Funds.
The GS Target Date Portfolios’ principal investment objectives and strategies will be substantially similar to those of the corresponding Madison Target Retirement Fund and the corresponding USF Target Retirement Fund. Goldman Sachs Asset Management, L.P. will serve as the investment adviser of the GS Target Date Portfolios, and Madison Asset Management, LLC, the Madison Target Retirement Funds’ current adviser, will serve as the sub-adviser of the GS Target Date Portfolios. The Madison Target Retirement Funds’ current portfolio managers are expected to manage the GS Target Date Portfolios. Madison Asset Management, LLC will remain as investment adviser to the USF Target Retirement Funds.
The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the GS Target Date Portfolio, nor is it a solicitation of any proxy. USF Target Retirement Fund Shareholders (and beneficial owners) of record on the record date will receive the Proxy Statement relating to the proposed reorganizations (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganizations has been filed with the Securities and Exchange Commission and becomes effective. SHAREHOLDERS OF THE USF TARGET RETIREMENT FUNDS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE REORGANIZATIONS.
It is anticipated that the USF Target Retirement Funds’ Prospectus will be further supplemented or revised if the reorganizations are not approved.
Please keep this Supplement with your records.